[THE AMERICAN FUNDS GROUP(R)]

[front and back cover: Photographs of New Perspective Fund's annual report covers from 1973 through 1997]

25 YEARS OF GLOBAL INVESTING

NEW PERSPECTIVE FUND

ANNUAL REPORT
FOR THE YEAR ENDED SEPTEMBER 30, 1998

NEW PERSPECTIVE FUND(R) seeks long-term growth of capital through investments all over the world, including the United States.

New Perspective is one of the 28 mutual funds in The American Funds Group,(r) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

RESULTS AT A GLANCE

FISCAL 1998

(for the year ended

September 30, 1998)

                                Total return                Capital return

                                including dividends)        (excluding dividends)

New Perspective Fund            +1.2%                       -0.2%



Morgan Stanley Capital

International Indexes:

  World Index                   +0.5%                       -1.2%

  USA Index                     +11.0%                      +9.3%


---

LIFETIME OF THE FUND

(from March 13, 1973,

through September

30, 1998)

                                   Total return                        Capital return

                                   (including dividends)               (excluding dividends)

                                   cumulative       annualized         cumulative      annualized



New Perspective Fund               +3,130.6%        +14.6%             +1,515.0%       +11.5%



Morgan Stanley Capital

International Indexes:

  World Index                      +1,546.6%        +11.6%             +610.9%         +8.0%

  USA Index                        +2,116.6%        +12.9%             +730.7%         +8.6%


The indexes are unmanaged.

FIGURES SHOWN ARE PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY, WHICH ARE DETAILED IN THE PROSPECTUS.

[Begin Caption]
ABOUT OUR COVER: A 25-year retrospective of New Perspective Fund's annual report covers.
[End Caption]

FELLOW SHAREHOLDERS:

In a challenging investment climate for world markets, New Perspective Fund recorded a small gain for the 12 months ended September 30. The value of your holdings rose 1.2% if you reinvested the two income dividends totaling 31 cents a share and the capital gain distribution of $1.21 a share that were paid during the year.

By comparison, the unmanaged Morgan Stanley Capital International (MSCI) World Index, which measures 23 major stock markets including the United States, rose 0.5% with dividends reinvested. Over the same period, the 201 global equity funds tracked by Lipper Analytical Services declined an average of 7.6% on a reinvested basis, placing New Perspective in the top 15% of its universe.

The fund also did well over other periods. It ranked first among the five global funds in existence since it began 25 years ago, second of 20 funds over the past 10 years and eighth of 62 funds for the latest five years.

As the table on the left shows, New Perspective Fund has successfully met its objective of long-term growth of capital. Despite a slight capital loss for the past 12 months, the fund's value excluding income has increased 1,515.0% over its 25-year lifetime, significantly higher than the market indexes against which it is measured. The impact of compounding reinvested dividends was considerable. The fund's lifetime return with all distributions reinvested was twice as high: 3,130.6%.

A STUDY IN CONTRASTS

The 12 months ended September 30 coincided with extraordinary volatility in world markets. Investor sentiment swung from pessimism to hope to pessimism again as Asia's ongoing difficulties and turmoil in Russia and Latin America made it increasingly clear that there would be no quick fix for the problems crippling many of the world's developing nations. As demand in those regions contracted, many global businesses saw their profit margins squeezed and the prospect of lower earnings ahead. Stock prices fell commensurately.

For a number of markets, early gains more than offset the steep declines experienced in late summer. In the U.S., where roughly one third of the fund's net assets are invested, a robust economy boosted consumer confidence, helping to push stock prices 11.0% higher for the 12 months. Most European markets gained ground as well, fueled by a wave of mergers and generally strong corporate profits. Italy, Germany and France, for example, increased 24.6%, 15.9% and 14.8%, respectively, although markets in the Netherlands (-0.2%) and Sweden (-11.2%) declined in value. (Market returns are based on MSCI indexes and expressed in dollar terms, with dividends reinvested.)

The fund also had investments in Asian markets, which, by contrast, fared poorly across the board. Many economies are in recession, and Japan's repeated attempts to stimulate a recovery have been thwarted by a virtual collapse of its banking system. Stocks in Japan slid 33.4% in dollar terms and are currently at levels not seen since 1986. Hong Kong fell 47.1%, while Canada, a major trading partner with Asia, dropped 22.6%. Although the fund was not immune to the declines in Asian markets - they represent about 9% of net assets
- stock prices in many cases dropped to a range we found quite attractive, and we took the opportunity to add selectively to our holdings.

[Begin Sidebar]

[photograph: globe]

Where New Perspective's Assets Were Invested percent invested by country

                          9/30/97                    9/30/98

ASIA/PACIFIC RIM          12.0%                      8.7%

Japan                     5.6                        5.0

Australia                 3.4                        2.6

Hong Kong                 1.6                        .7

New Zealand               .8                         .3

South Korea               .1                         .1

Taiwan                    .5                         -



EUROPE                    31.9%                      32.5%

United Kingdom            6.5                        6.7

France                    5.6                        5.8

Germany                   2.4                        5.1

Sweden                    4.2                        3.7

Netherlands               3.6                        2.9

Switzerland               3.1                        2.5

Finland                   1.6                        2.2

Spain                     2.0                        1.6

Italy                     1.8                        1.1

Denmark                   .4                         .6

Norway                    .6                         .2

Luxembourg                .1                         .1



NORTH AMERICA             41.1%                      40.3%

United States             33.8                       34.3

Canada                    5.8                        4.9

Mexico                    1.5                        1.1



OTHER                     3.6%                       2.8%



CASH & EQUIVALENTS        11.4%                      15.7%



                          100.0%                     100.0%


 [End Sidebar]

A FOCUS ON INDIVIDUAL COMPANIES

Although broad market movements can have a significant impact on short-term results, New Perspective's investment focus has always been squarely on the long-term prospects of individual companies. As we have frequently mentioned, geographic concentrations are the result of individual decisions about specific companies rather than particular areas.

Given our emphasis on companies rather than countries, we are pleased to note that many of the fund's largest holdings not only gained ground during the year, but also outpaced the overall markets in which they are located. As the table at right shows, eight of the 10 largest holdings appreciated in price. These included the fund's largest investment, Pfizer, as well as Viacom, Mannesmann and Time Warner. On the other side of the ledger, Astra and Micron Technology were the only two of the 10 that declined.

Regardless of the size of an investment, every decision is based on intensive, ongoing global research. This analytical approach leads to broad diversification. On September 30, New Perspective was invested in 222 companies based in 25 countries. About 16% of net assets were held in cash and equivalents as a future buying reserve.

DIVERSE INDUSTRIES

The fund has a fairly heavy concentration in telecommunications-related firms. Many are rapidly expanding the borders of their operations, taking advantage of worldwide deregulation, alliances with other companies and advances in digital technology. These developments have helped boost the fortunes of such companies as Mannesmann, British Telecom (+101.2%), Nokia (+67.2%), AirTouch (+60.8%), Deutsche Telekom (+60.1%) and Sprint (+44.0%). Telefonica, a major holding, had increased nearly 40% in the first half of the year but suffered in the second half from its exposure in Latin America; nonetheless, it was up 15.6% for the 12 months.

Globalization had a decidedly less salutary effect on financial services companies during the year, particularly those based in, or exposed to, developing markets. Many of these firms, which had made strong contributions to results in the past, were hurt by the spate of currency crises and other problems that spread from Southeast Asia to Russia and Brazil. These included ING (-2.2%), Westpac (-11.8%) and the Bank of Nova Scotia (-31.6%), which saw their sharpest declines in the last few months of the fiscal year.

[begin side bar]

[photograph:  globe]

NEW PERSPECTIVE FUND VS. THE MAJOR WORLD INDEXES

                                                        EXCLUDING DIVIDENDS



                                       LATEST FISCAL YEAR                        LIFETIME OF THE FUND

MAJOR WORLD STOCK MARKETS/1/           (10/1/97-9/30/98)                         (3/13/73-9/30/98)

(in order of market                    Local                    Adjusted to      Local          Adjusted to
capitalization,

as of (9/30/98)                        currency                 U.S.$/3/         currency       U.S.$/3/

United States

MSCI USA Index                         -                        9.3%             -              730.7%

United Kingdom                         -4.3%                    0.7              1,193.3%       789.9

Japan                                  -25.6                    -34.0            203.9          478.4

Germany                                8.2                      14.4             544.6          981.2

France                                 6.8                      13.1             825.6          639.4

Switzerland                            2.0                      7.0              553.0          1,429.3

Netherlands                            -7.6                     -2.5             862.0          1,349.2

Canada                                 -16.2                    -24.0            348.1          193.4

Italy                                  17.5                     22.7             1,217.9        350.6

Hong Kong                              -49.7                    -49.7            306.6          167.4

Australia                              -3.5                     -21.1            592.2          189.9

Spain                                  7.7                      13.1             305.1          63.3

Sweden                                 -9.8                     -12.7            3,578.0        1,969.9

Belgium                                30.0                     37.3             590.4          665.1

Singapore                              -45.2                    -50.2            24.1           84.2

MSCI World Index/4/                    -                        -1.2             -              610.9

NEW PERSPECTIVE FUND                   -                        - 0.2%           -             1,515.0%




---

                                                             INCLUDING DIVIDENDS/2/


                                       LATEST FISCAL YEAR                        LIFETIME OF THE FUND

                                       (10/1/97-9/30/98)                         (3/13/73-9/30/98)

                                       Local                    Adjusted to      Local          Adjusted to

                                       currency                 U.S.$/3/         currency       U.S.$/3/

United States

MSCI USA Index                         -                        11.0%            -              2,116.6%

United Kingdom                         -1.7%                    3.4              3,922.5%       2,724.6

Japan                                  -24.9                    -33.4            321.5          718.3

Germany                                9.7                      15.9             1,233.1        2,173.3

France                                 8.4                      14.8             2,453.6        1,821.3

Switzerland                            3.1                      8.2              1,143.9        2,733.1

Netherlands                            -5.5                     -0.2             3,648.1        5,338.3

Canada                                 -14.6                    -22.6            996.8          609.3

Italy                                  19.3                     24.6             2,503.8        773.7

Hong Kong                              -47.0                    -47.1            1,055.6        667.2

Australia                              -0.3                     -18.5            2,078.7        791.6

Spain                                  9.8                      15.3             1,988.6        742.8

Sweden                                 -8.3                     -11.2            8,482.6        4,674.1

Belgium                                33.4                     41.0             3,041.5        3,401.3

Singapore                              -44.1                    -49.2            153.6          212.5

MSCI World Index/4/                    -                        0.5              -              1,546.6

NEW PERSPECTIVE FUND                   -                        1.2%             -              3,130.6%


/1/ United States market represented by the U.S. component of MSCI World Index; all other markets computed by Capital International Perspective S.A. and included in MSCI World Index. All indexes are unmanaged.
/2/ Returns are with gross dividends reinvested, i.e., without withholding taxes removed.
/3/ Figures adjusted to reflect foreign exchange fluctuations relative to the U.S. dollar.
/4/ Includes the major stock markets throughout the world, weighted by size and adjusted to reflect foreign exchange fluctuation relative to the U.S. dollar. U.S. companies currently represent approximately 51% of the total index.
New Perspective's 10 Largest Stock Holdings at Fiscal Year-End (as of 9/30/98)

[photograph:  globe]

                    % OF NPF'S                          % PRICE CHANGE

COMPANY             NET ASSETS        COUNTRY           FROM 10/1/97-9/30/98

Pfizer              2.9%              U.S.              +76.4%

Time Warner         2.6               U.S.              +61.6

Philip Morris       2.4               U.S.              +10.8

Astra               2.1               Sweden            -7.4

Viacom              2.0               U.S.              +83.4

Nokia               2.0               Finland           +67.2

Mannesmann          2.0               Germany           +91.7

Novartis            1.8               Switzerland       +4.6

Telefonica          1.5               Spain             +15.6

Micron Technology   1.3               U.S.              -12.3


[end side bar]

GROWING OPPORTUNITIES

New Perspective Fund has experienced remarkable growth since it began in March of 1973. Today, at $17.7 billion in assets, it is the nation's largest global growth fund and, at 25 years, one of the oldest. Shareholder accounts recently topped one million, and include a diverse group of individuals, foundations and corporate retirement plans. We are grateful for the confidence that so many of you have placed in us.

New Perspective's method of portfolio management, the multiple portfolio counselor system, is well-suited to accommodating this kind of growth. Because the fund's assets are divided among a number of portfolio counselors, managers can be added as assets increase. The fund currently has five primary portfolio counselors with an aggregate of 140 years of experience among them, and a research portfolio managed by 40 analysts.

The multiple portfolio counselor system has another benefit. By encouraging a diversity of investment styles, this strategy has helped us moderate risk by smoothing out returns over time. It is one of the reasons why New Perspective Fund has been able to provide shareholders with strong participation in rising markets and considerable downside resistance.

LOOKING FORWARD AND BACK

It may be difficult to imagine now, but when we introduced New Perspective Fund 25 years ago, the notion of a fund with the flexibility to search the world for promising investment opportunities was a novel one, regarded skeptically by many investors.

Now, a quarter century later, thanks to a great deal of hard work and good judgment on the part of many people, we can look back and say that our shareholders have met with considerable success. Over its lifetime, New Perspective Fund has done better than nearly every major market in the world, including the U.S. As we noted earlier, it has also compared very favorably with other funds in its universe.

A 25-year history also provides the luxury of developing a meaningful perspective on the investment landscape. What we have seen is that, although market movements are notoriously unpredictable, solid, well-managed companies have tended to provide long-term rewards for their shareholders. That is why our attention has always been focused on finding those companies, getting to know them very, very well and investing in the best of them on your behalf.

On the following pages, we invite you to look back at the last quarter century with some of the people who have been responsible for New Perspective Fund's success.

We look forward to reporting to you again in six months.

Cordially,

/s/Walter P. Stern
Walter P. Stern
Chairman of the Board

/s/Gina H. Despres
Gina H. Despres
President

November 17, 1998

[photograph:  watch]

HERE'S HOW A $10,000 INVESTMENT IN THE FUND GREW between March 13, 1973 - when the fund was introduced - and September 30, 1998 - the end of the fund's latest fiscal year. Unlike figures presented earlier in the report, the fund's results in this chart reflect payment of the maximum sales charge of 5.75%, so the net amount invested was $9,425, vs. $10,000 in the indexes shown. The indexes are unmanaged and do not have sales charges, commissions or expenses. As you can see, the investment in New Perspective would have grown to $304,530 with dividends reinvested, vs. $164,657 in the Morgan Stanley Capital International
(MSCI) World Index, which reflects results in 23 major markets, and $221,657 in the MSCI USA Index.

New Perspective's year-by-year results appear in the table under the chart. The table shows that NPF recorded positive results in 22 of these 26 periods, and the boxed figure at the bottom right of the table shows that over the entire 25-1/2 years the investment grew at an average compound rate of 14.3% a year. You can use this table to estimate how much the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all your dividends and capital gain distributions and want to know how your investment has done since September 30, 1988. At that time, according to the table, the value of the investment illustrated here was $81,233. Since then, it has more than tripled to $304,530. Thus, in that same period, the value of your investment - regardless of size - also has more than tripled.

HOW A $10,000 INVESTMENT HAS GROWN

NPF'S RETURN VS. OTHER GLOBAL EQUITY FUNDS
(with distributions reinvested for periods ended September 30, 1998)

New Perspective Fund has done significantly better than most other similar mutual funds. Over its lifetime, the fund ranked first among the five global equity funds in existence over this 251/2-year span, according to Lipper Analytical Services. Here is how the fund ranked over other time periods:

*  10 years:Second out of 20 global equity funds
*  5 years:Eighth out of 62 global equity funds
*  1 year:29th out of 201 global equity funds

Lipper rankings are based on total return and do not reflect the effect of sales charges.

$304,530/1,2/
New Perspective Fund
with dividends
reinvested

$221,657
MSCI USA Index
with dividends
reinvested

$164,657
MSCI World Index
with dividends
reinvested

$152,236
New Perspective Fund
with dividends
in cash

$10,000/1/
original investment

AVERAGE ANNUAL COMPOUND RETURNS*
(for periods ended September 30, 1998)
10 Years         +13.45%
5 Years          +12.88%
1 Year           -4.58%

*Assumes reinvestment of all distributions and payment of 5.75% sales charge at the beginning of the stated periods.

[begin mountain chart]

             New

             Perspective

Year         Fund                                       MSCI USA        MSCI World

ended        TOTAL VALUE                                Index with      Index with

September    Dividends      Value at         Total      dividends       dividends

30           Reinvested     year-end/1/      Return     reinvested      reinvested

1973#        -              $9,938           (0.6)%     9,644           9,496

1974         $325           7,402            (25.5)     5,796           5,886

1975         401            10,769           45.5       7,954           7,647

1976         337            12,720           18.1       10,379          9,328

1977         280            13,050           2.6        9,925           9,685

1978         318            17,342           32.9       10,953          11,895

1979         444            20,100           15.9       12,042          13,362

1980         501            24,866           23.7       14,200          15,945

1981         931            25,315           1.8        13,948          14,919

1982         1,667          27,151           7.3        15,458          15,314

1983         1,830          39,093           44.0       22,064          21,629

1984         1,205          39,494           1.0        23,019          22,861

1985         1,196          45,578           15.4       26,527          28,617

1986         1,178          63,273           38.8       34,776          45,581

1987         1,393          94,727           49.7       49,353          65,809

1988         1,820          81,233           (14.2)     42,818          61,905

1989         2,605          103,968          28.0       56,868          77,872

1990         2,617          98,896           (4.9)      52,008          61,430

1991         2,979          122,493          23.9       68,580          76,958

1992         2,524          132,337          8.0        76,198          76,629

1993         2,172          156,604          18.3       86,165          92,637

1994         2,231          176,345          12.6       89,637          100,116

1995         2,813          209,200          18.6       117,232         115,102

1996         4,129          231,461          10.6       142,355         131,445

1997         4,365          300,835          30.0       199,607         163,819

1998         4,388          304,530/1,2/     1.2        221,657         164,657


[end chart]

Year ended September 30        1993#        1974         1975         1976         1977         1978         1979

New Perspective Fund

Total Value

Dividends reinvested           --            $325         401          337          280          318          444

Value at year-end/1/           $9,938       7,402        10,769       12,720       13,050       17,342       20,100

Total Return                   (0.6)%       (25.5)       45.5         18.1         2.6          32.9         15.9



Year ended September 30        1980         1981         1982         1983         1984         1985         1986

New Perspective Fund

Total Value

Dividends reinvested           501          931          1,667        1,830        1,205        1,196        1,178

Value at year-end/1/           24,866       25,315       27,151       39,093       39,494       45,578       63,273

Total Return                   23.7         1.8          7.3          44.0         1.0          15.4         38.8



Year ended September 30        1987         1988         1989         1990         1991         1992         1993

New Perspective Fund

Total Value

Dividends reinvested           1,393        1,820        2,605        2,617        2,979        2,524        2,172

Value at year-end/1/           94,727       81,233       103,968      98,896       122,493      132,337      156,604

Total Return                   49.7         (14.2)       28.0         (4.9)        23.9         8.0          18.3



Year ended September 30        1994         1995         1996         1997         1998

New Perspective Fund

Total Value

Dividends reinvested           2,231        2,813        4,129        4,365        4,388

Value at year-end/1/           176,345      209,200      231,461      300,835      304,530

Total Return                   12.6         18.6         10.6         30.0         1.2


Average annual compound return for 25-1/2 years 14.3%/1/

# For the period March 13, 1973 (commencement of operations), through September 30, 1973.

/1/These figures, unlike those shown elsewhere in this report report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. The maximum initial sales charge was 8.5% prior to July 1, 1988. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. No adjustment has been made for income or capital gain taxes.

/2/Includes reinvested dividends of $44,649 and reinvested capital gain distributions of $96,895. Past results are not predictive of future results.

[Begin Caption]
Jon Lovelace
Founding President, 1973
[End Caption]

[Begin Caption]
Thierry Vandeventer (left)
Research visit   Japan 1979
[End Caption]

[Begin Caption]
Darcy Kopcho (left)
Research visit   France 1995
[End Caption]

[photographs:  watches and globe]

CONSISTENCY IN THE MIDST OF CHANGE

LOOKING BACK AT NEW PERSPECTIVE FUND'S FIRST QUARTER CENTURY

In our first report to shareholders we made the following observation:

"...World events are setting into motion major new trends that signal significant changes in international economic and political
relationships....New trade patterns will generate fresh opportunities for many companies, industries and nations; reduce the potential for others; and in the process require new investment perspectives."

This forecast was indeed an accurate one, but we could not have anticipated the degree to which world events would transform the investment landscape. In the decades that followed, military conflicts, economic recessions, gyrating oil prices, political upheavals and skyrocketing inflation all roiled financial markets. At the same time, the ensuing quarter century also brought with it the flourishing of free trade, the spread of economic freedoms, the birth of new markets and industries, technological innovation and a wide acceptance of the concept of investing around the world.

New Perspective Fund began life with an underwriting of $160 million, one of the largest in the mutual fund industry up to that time. The fund's objective was growth of capital, but with a somewhat unusual mandate: to seek out companies that appeared likely to profit from changes in international trade and in economic and political relationships.

Initially, at least, the fund would focus on U.S. companies with such international capabilities, but it could invest up to one-third of its assets in other countries. Gradually, that limit was expanded. Although the U.S. has consistently remained its largest market, today New Perspective's investment universe is truly global, with the flexibility to hold any proportion of assets anywhere in the world.

Over the years, our global presence has broadened to accommodate the scope of New Perspective's universe. In 1973, the fund's investment adviser had only one of its four research offices abroad. Today, Capital Research and Management Company and its subsidiary operate offices out of nine cities, including two in Europe and three in Asia. This far-flung network is supported by more than 100 analysts and portfolio counselors who conduct thousands of research visits a year, following companies in dozens of industries and identifying their potential value as long-term investments. They build a broad base of knowledge about these companies by communicating with each other, sharing insights, information and ideas. That interchange helps them build a truly global perspective.

New Perspective also benefits from the international expertise of its Advisory Board and Board of Directors, which are made up of individuals who are knowledgeable about economic, political and social conditions around the world.

Regardless of changes that shape world markets, one thing has remained consistent: New Perspective Fund's time-tested investment approach. We invest for the long term, making decisions on the basis of thorough research and careful attention to risk. Using a company-by-company strategy, we seek businesses with strong fundamentals whose stocks are selling at reasonable prices. We employ a multiple portfolio counselor system that has helped deliver a diversity of styles to our decision-making and consistency to our results. If that philosophy has occasionally made us seem out of step with the pack, it has served us - and our shareholders - very well over the long run.

[Begin Caption]
An anniversary year is an appropriate occasion to review past accomplishments and look forward to new endeavors. On the following pages, we'll highlight three years in New Perspective Fund's 25-year history: 1973, the year the fund was introduced; 1985, the midpoint of our quarter century; and 1998, on the threshold of the future.
[End Caption]

25 YEARS OF GLOBAL INVESTING

[photograph:  globe]

[Begin Side Bar]
1973: A Snapshot
(as of 9/30/73)

10 LARGEST HOLDINGS
Atlantic Richfield
Sperry Rand
National Semiconductor
Communications Satellite
Marathon Oil
Alcan Aluminium
Standard Oil of California
Zenith Radio
Texaco
Kerr-McGee

LARGEST INDUSTRIES
Petroleum
Metals
Consumer Electrical/Electronic
Electronic Components
Data Processing

FUND NET ASSETS
$163 million

WORLD MARKET
CAPITALIZATION
$1.4 trillion
(Source: MSCI World Index)
[End Side Bar]

[Begin Caption]
1973
Walter Stern
Founding Chairman   New York
[End Caption]

[photograph:  globe]

1973
NEW PERSPECTIVE FUND IS BORN

Negotiating the rocky terrain of 1973-1974 was a daunting enterprise. In March, the month New Perspective Fund began, President Nixon imposed new price controls in an effort to restrain inflation. The following October, war in the Middle East touched off an oil crisis: As petroleum prices doubled, inflation galloped higher and the U.S. economy contracted sharply. Compounding these difficulties were the unsettling repercussions of the Watergate scandal. These shocks aggravated a steep, protracted market decline that would ultimately drag down U.S. stock prices some 48% from their high in mid-January 1973 to their low in early October 1974. Concerns about Watergate and the international situation led us to maintain a fairly cautious stance during our first fiscal year.

At the same time, the convergence of other forces and lower stock prices gave rise to extraordinary opportunities. Many of the world's economies, particularly those in the Pacific Basin, were on the cusp of rapid growth. These countries were not only becoming major trading partners with the U.S., they were nurturing vital businesses in their own right. The delinking of the U.S. dollar from the gold standard in 1973 further encouraged new economic relationships; with a floating exchange rate, import and export markets flourished, and with them, global financial markets. Meanwhile, a decade-old interest equalization tax, which had put severe restrictions on U.S. investors in international markets, was being challenged; it would be rescinded in January 1974.

Although global investing was uncharted territory for most U.S. investors, the Capital organization had been following companies abroad since the early 1950s and had established a research office in Geneva, Switzerland, in 1962.

[Begin Sidebar]
"The time has come to recognize that the investment dollar is no longer drawn by some mystical force to the U.S. market exclusively. "
First report to shareholders, March 31, 1973
[End Sidebar]

[Begin Caption]
David Fisher (Left)
Research visit   Japan 1975
[End Caption]

[Begin Caption]
1981
Sir Peter Allen, Eikichi Itoh, Bill Newton
Joint meeting with Advisory Board, Canada
[End Caption]

[Begin Caption]
Karin Larson
Research visit    Illinois 1975
[End Caption]

[photographs:  watches and globe]

Portfolio counselor Thierry Vandeventer has been based in the Geneva site since the mid-1960s. As an analyst in the fund's early years, he provided crucial research on international companies. "Very quickly," he says, "we had collected enough evidence to convince us that there were many interesting investment opportunities outside the U.S. and that shareholders could benefit from a stock fund with a global approach."

Proprietary research, one of the hallmarks of Capital's investment approach, was an absolute necessity in those days. Reliable information was difficult to come by, particularly outside the U.S. Accounting standards varied by country, financial disclosure was often vague or incomplete and travel was cumbersome and expensive.

"To get to Australia back then, you had to make several connections, usually through Hawaii or Fiji," remembers Bill Grimsley, a portfolio counselor based in San Francisco. "And once you got there, you often found that companies distrusted foreign investors, which made getting even a copy of the annual report a challenge." Today, of course, technology has created an abundance of data, and our challenge has shifted from collecting information to interpreting it.

In these early years, the contributions of the fund's Board of Directors and Advisory Board were especially valuable. Many of our initial contacts with companies abroad were made through this well-connected group, which collectively had considerable international experience. These boards continue to provide important assistance today; several of their original members continue to serve the fund.

[photograph:  watch]

In all, New Perspective Fund had investments in 42 companies at the close of its first fiscal year. Petroleum and metals companies constituted the largest industry concentrations and five of the 10 largest holdings. Although personal computers would not be popular for another 15 years or so, we had begun to recognize the power of technology: National Semiconductor, Texas Instruments and IBM were among our earliest investments and would, with occasional absences, be part of the portfolio for many years.

The vast majority of companies were based in the United States. Depressed equity prices had made U.S. valuations quite attractive, while a weak dollar not only boosted exports for American companies but made foreign stocks more expensive to purchase. The fund held 11 companies based outside the U.S., about 10% of assets. They included Canadian oil stocks as well as a number of multinational businesses that would make important contributions to results in the years ahead: Matsushita Electric Industrial of Japan, Royal Dutch Petroleum of the Netherlands and Alcan Aluminium of Canada.

The economic situation had made stocks unpopular with investors in 1973, but for Bill Newton and New Perspective's four other original portfolio counselors, these were the perfect conditions in which to build a portfolio. Bill, who still manages a portion of the fund, recalls those early years vividly. "It's true that the investment environment was challenging, but it was also a very exciting time. For long-term, value-driven investors like us, the opportunity to buy solid companies at bargain-basement prices was too good to pass up."

1985
ON THE THRESHOLD OF CHANGE

1985 heralded a marked shift in attitudes about global investing. By this time, most developed nations had recovered from the doldrums of the 1970s. Japan emerged as an economic powerhouse, sprinting from a minor position to become a leading world market, second only to the U.S. Elsewhere in the Pacific Basin, Hong Kong, Australia and South Korea had also established themselves as viable participants in the global economy.

Businesses reinvented themselves through a flurry of mergers and takeovers, particularly in the U.S. One notable exception to the mania for consolidation was the breakup of AT&T in 1984, a move that would ultimately create immense investment opportunities in the telecommunications area. Service industries in general were supplanting commodities as the new growth leaders, but the mid-1980s was also the "sweet spot" for manufacturers of consumer electronics, such as the VCR and the Sony Walkman.

[photograph:  globe]

[Begin Sidebar]
1985:
A SNAPSHOT
(as of 9/30/85)

10 LARGEST HOLDINGS
Deutsche Bank
IBM
Digital Equipment
Intel
National Semiconductor
Imperial Chemical
American International Group
Philip Morris
Matsushita Electric
Honda Motor

LARGEST INDUSTRIES
Data Processing & Reproduction
Electronic Components
Banking
Energy Sources
Electrical & Electronics

FUND NET ASSETS
$673 million

WORLD MARKET
CAPITALIZATION
$3.5 trillion
(Source: MSCI World Index)

[End Sidebar]
[Begin Caption]
1986 Sweden
Martial Chaillet (right)
Research visit
[End Caption]

[Begin Sidebar]
"In Japan, the economy is strong, but stock prices and earnings ratios have risen to levels that have made many investments there less attractive relative to values elsewhere."
New Perspective Fund annual report, September 30, 1985
[End Sidebar]

[Begin Caption]
Mark Denning (right)   Singapore   1989
Research visit
[End Caption]

[Begin Caption]
Bill Grimsley
London office    1984 England
[End Caption]

[photographs:  maps showing Singapore and London]

These developments helped drive stock prices higher. Over the next two years, the MSCI World Index would appreciate 91% in dollar terms. Portfolio counselor Gregg Ireland, who was a research analyst in 1985, notes that "the interest in global markets by mainstream investors went from virtually nonexistent in the late 1970s to something appreciably more significant by this time. I would add that because Capital had already been investing abroad for so many years, we were well ahead of the curve."

One of the companies Gregg followed in the mid-1980s was Royal Dutch Petroleum. "Their business touches virtually every corner of the globe," he says, "and that's the basis on which I did my research." He talked to management at headquarters in The Hague, visited oil wells and refineries in Abu Dhabi, interviewed experts on the Middle East and called on the company's Asian offices with Capital analysts from Tokyo and Hong Kong. In view of the company's outstanding management, a strong balance sheet and a philosophy of investing for the future, Gregg was convinced that Royal Dutch could continue to be a successful long-term holding for New Perspective.

Meanwhile, a crash in oil prices in 1985 put the stock within a range that made it a good value. In making his decision, Gregg was able to draw on a deep well of expertise. "Capital made its first investment in Royal Dutch in 1953, so we had a long relationship with the company. Furthermore, I could benefit from the experience of a number of the original analysts, including Thierry Vandeventer." Gregg's own long tenure has enabled him to pass his insights on to some of the younger analysts as well.

By 1985, the Capital organization had developed a truly international presence. In the years since New Perspective began, we had added research offices in London, Tokyo and Hong Kong, as well as Washington, D.C. and San Francisco. Capital had multiple analysts following most industries, which broadened our geographic expertise. That perspective proved invaluable for determining a company's relative value, not just in its own market, but on a global basis. Understanding how Honda, for example, stacked up against Daimler-Benz and Ford helped us make better investment decisions.

By 1985, New Perspective Fund's portfolio of 105 companies was broadly diversified. Of 30 industries represented, the two largest were data processing and electronics. The number of countries represented in the portfolio had grown to 15, with the U.S. accounting for the largest share. The fund's exposure to Japan stood at about 10% of assets, about half what it was two years before. We had begun reducing the fund's position in Japan when our research indicated that valuation levels had risen beyond what we felt comfortable with. In fact, the Japanese "bubble" would burst several years later, taking stock prices sharply lower.

Our reaction to the situation in Japan is a good example of our concern with risk. A focus on long-term results may cost us short-term gains at times, yet over the years New Perspective's conservative stance has helped the fund weather the inevitable downturns and do appreciably better than other funds when markets rebound. As Bill Grimsley observes, "When you're rejecting the $flavor of the month,' you frequently have a lot of explaining to do. With a long perspective, however, what looked wrong for five, 10 or even 15 years often turns out to be right for the next 15 years."

[Begin side bar]
NEW PERSPECTIVE FUND'S GLOBAL REACH

Countries Visited (in 1997)

[illustration: Illustrated is a map of the world, indicating the countries that Capital Research and Management Company and Capital Research Company visited in 1997. Map also indicates the locations of their research offices.]

Research Offices
San Francisco
Los Angeles
New York
Washington, D.C.
London
Geneva
Tokyo
Hong Kong
Singapore

4,568 research calls in U.S. & Canada

1,469 research calls in Europe

176 research calls in Latin America

72 research calls in Africa & the Middle East

1,136 research calls in Asia & the Pacific

Research has always been the lifeblood of New Perspective's investment approach. As the fund has grown, so has the scope of the research effort behind it. The fund's investment adviser, Capital Research and Management Company, and its subsidiary, Capital Research Company, operate one of the industry's most globally integrated research networks, supported by more than 100 analysts and portfolio counselors. Over the years, these men and women have built a broad base of knowledge about the global marketplace. Their expertise is reflected in the diversity of New Perspective's portfolio.

WHERE ASSETS WERE INVESTED
[photographs:  globes]

1973
By Region
U.S. and Canada     55%
Other countries     4
Cash & equivalents  41

1985
By Region
U.S. and Canada     44%
Europe              27
Asia/Pacific        20
Cash & equivalents  9

1998
By Region
U.S. and Canada     39%
Europe              33
Asia/Pacific        9
Other countries     3
Cash & equivalents  16
[End Sidebar]

[Begin Sidebar]
"Our philosophy from the outset has been pretty straightforward: Get to know solid companies very well, understand their place in the world and figure out how that world is changing. That should lead you to successful long-term investments, which is what we've tended to have."
David Fisher, on the occasion of
New Perspective's 25th anniversary, 1998
[End Sidebar]

[Begin Caption]
Alan Greenway
Founding Director
[End Caption]

[Begin Caption]
Jim Ratzlaff
Founding Director
[End Caption]

[photograph: map of Los Angeles]

[Begin Caption]
1990
Gregg Ireland (right)   Gulf of Mexico
Research visit
[End Caption]

1998
A TRULY GLOBAL ECONOMY

The intervening years have seen the promise of globalization come to fruition. Today, most successful businesses cross many borders to serve a world clientele. Governments have fostered growth by adopting trade pacts, loosening regulations and encouraging private investment. Industries that were once government-controlled, such as telecommunications, have been privatized. For better or for worse, the world's fortunes are firmly linked; the result has been a flood of innovative products and efficient services.

The acceptance of global investing is reflected in the sheer size of world equity markets. In our first annual report, we noted that "there are about 80 companies with stock valued at more than $1 billion listed in stock markets outside the U.S." Today, there are many more companies worth $1 billion, and some are even considered small by many standards. When New Perspective Fund was introduced in 1973, world stock markets had a combined value of $1.4 trillion, roughly equal to Japan's alone today. As of September 30 of this year, the value of the world's markets has appreciated fourteenfold, to $19.6 trillion. The bulk of this growth has occurred in the last eight years or so, fed by a cycle of rising stock prices and an increasing number of new investors. New Perspective's growth has mirrored this trend. Net assets since 1973 have increased more than one hundredfold. At $17.7 billion and over one million shareholders, it is by far the nation's largest global growth fund.

New Perspective's investment universe has broadened as well. In 1973, the fund held companies based in four countries; in 1985, 15 nations were represented; today, there are 25.

"The number of viable markets, even in Europe, was fairly limited in 1985," notes Mark Denning, a portfolio counselor based in London. "Today, countries like Portugal, Finland and Denmark support very liquid, reliable financial markets."

Of course, as we have mentioned many times, we invest in individual companies, not countries or regions. A concentration in Germany or France, for example, doesn't stem from a decision to focus a certain percentage of assets in those countries. Rather, it reflects the sum of judgments on specific businesses that happen to be based there - a strictly bottom-up approach.

Many of these stocks have been part of New Perspective for quite some time. Current holdings that appeared in the first annual report include Unilever, Texas Instruments, Matsushita, Philips Electronics, Royal Dutch, IBM and Time Warner (as Warner Communications). Although there have been times when we reduced these holdings or eliminated them altogether, we have followed these companies continuously, purchasing stocks when valuations warranted. Over the years, these investments and many others - including those that did not exist at the fund's inception - have made important contributions to the fund's lifetime record. (We encourage you to look through the detailed company listings that begin on page 14.)

As New Perspective has expanded - both in scope and size - the number of investment professionals has grown with it. The process has been a relatively smooth one thanks to the multiple portfolio counselor system, which Capital developed 40 years ago. This team approach, in which assets are divided among a number of managers, has allowed new fund managers to be seamlessly integrated as the fund has grown or as other portfolio counselors have retired. New Perspective Fund now has five primary portfolio counselors. An additional portion of the fund's assets, accounting for roughly one-quarter of the portfolio, is the responsibility of more than three dozen research analysts around the world.

The multiple portfolio counselor system has another important benefit: It ensures the consistency of the fund's investment approach from generation to generation. Tim Dunn, who works out of our London office, recently became a portfolio counselor for the fund. "Many of the pioneers of New Perspective Fund
- people like Jon Lovelace, David Fisher, Bill Newton, Bill Grimsley and Thierry Vandeventer - are still on hand to pass on the legacy of their experience," he says. "They've taught me by example to find global companies that are positioned to do better than their competitors, to invest in them and stay invested in them. That strategy has never varied, and it should give shareholders some comfort to know it will still be in place 25 years from now."

[Begin Caption]
1996
Mike Kerr (left)
Research visit   Texas
[End Caption]

[photographs:  globe and watch]

[Begin Sidebar]
1998:
A Snapshot
(as of 9/30/98)

10 LARGEST HOLDINGS
Pfizer
Time Warner
Philip Morris
Astra
Viacom
Nokia
Mannesmann
Novartis
Telefonica
Micron Technology

LARGEST INDUSTRIES
Telecommunications
Health & Personal Care
Broadcasting & Publishing
Electrical & Electronics
Electronic Components

FUND NET ASSETS
$17.7 billion

WORLD MARKET
CAPITALIZATION
$19.6 trillion
(Source: MSCI World Index)
[End Sidebar]
New Perspective Fund
Investment Portfolio, September 30, 1998

Largest Industry Holdings

12.25% Telecommunications
10.92% Health & Personal Care
7.11%  Broadcasting & Publishing
6.00%  Electrical & Electronics
4.15%  Electronic Components
43.87% Other Industries
15.70% Cash and Equivalents


                                                        Shares or     Market  Percent
                                                        Principal      Value    of Net
Equity Securities                                          Amount  (Millions)   Assets
-----------------------------------------            ------------  ----------------------

Telecommunications - 12.25%
Mannesmann AG (Germany)                                   3,875,000  $355.015     2.00
Telefonica, SA (formerly Telefonica de Espana, SA)
 (Spain)                                                  6,823,800   249.100
Telefonica, SA (ADR)                                         76,000     8.203     1.45
AirTouch Communications (USA) (1)                         3,575,000   203.775     1.15
Deutsche Telekom AG (Germany)                             6,424,300   199.653     1.13
Telefonos de Mexico, SA de CV, Class L (ADR) (Mexi        3,434,530   151.978      .86
AT&T Corp. (USA)                                          2,535,000   148.139      .84
WorldCom, Inc. (formerly MCI Communications Corp.)
 (USA)                                                    2,892,068   141.350      .80
Vodafone Group PLC (ADR) (United Kingdom)                   977,000   110.157      .62
Tele Danmark AS (Denmark)                                   671,150    66.703
Tele Danmark AS, Class B (ADR)                              699,300    33.654      .57
Telecom Italia SpA, ordinary shares (Italy)               4,187,500    28.647
Telecom Italia SpA, nonconvertible savings shares        12,500,000    58.349      .49
France Telecom, SA (France)                               1,190,700    70.435      .40
DDI Corp. (Japan)                                            29,045    64.672      .37
Nippon Telegraph and Telephone Corp. (Japan)                  8,850    64.497      .36
Sprint Corp. (USA)                                          883,400    63.605      .36
Telecom Corp. of New Zealand Ltd. (New Zealand)          10,671,100    40.800
Telecom Corp. of New Zealand Ltd. (2)                     4,917,700    18.803      .34
Koninklijke PTT Nederland NV (Netherlands)                1,649,371    50.949      .29
British Telecommunications PLC (United Kingdom)           3,000,000    39.886      .22


Health & Personal Care - 10.92%
Pfizer Inc (USA)                                          4,870,000   515.916     2.91
Astra AB, Class A (Sweden)                               13,026,833   222.616
Astra AB, Class A (ADR)                                     413,333     7.104
Astra AB, Class B                                         8,590,533   141.326     2.10
Novartis AG (Switzerland)                                   199,231   320.288     1.81
SmithKline Beecham PLC (ADR) (United Kingdom)             2,200,000   120.450      .68
Merck & Co., Inc. (USA)                                     810,500   105.010      .59
Teva Pharmaceutical Industries Ltd. (ADR) (Israel)        2,635,000    99.801      .56
Zeneca Group PLC (United Kingdom)                         1,700,000    60.041
Zeneca Group PLC (ADR)                                      555,000    19.425      .45
Glaxo Wellcome PLC (United Kingdom)                         563,264    16.355
Glaxo Wellcome PLC (ADR)                                  1,044,000    59.639      .43
Alza Corp. (USA) (1)                                      1,000,000    43.375      .25
Genentech, Inc., callable putable common stock (US          600,000    43.125      .24
Bristol-Myers Squibb Co. (USA)                              400,000    41.550      .24
Pharmacia & Upjohn, Inc. (USA)                              650,000    32.622      .18
Guidant Corp. (USA)                                         400,000    29.700      .18
Medtronic, Inc. (USA)                                       500,000    28.938      .16
Shiseido Co., Ltd. (Japan)                                1,689,000    14.907      .08
Avon Products, Inc. (USA)                                   400,000    11.225      .06


Broadcasting & Publishing - 7.11%
Time Warner Inc. (USA)                                    5,306,225   464.626     2.62
Viacom Inc., Class A (USA) (1)                              500,000    28.750
Viacom Inc., Class B (1)                                  5,640,000   327.120     2.01
News Corp. Ltd. (Australia)                               3,958,997    25.534
News Corp. Ltd. (ADR)                                     3,991,600   102.285
News Corp. Ltd., preferred shares                         2,037,002    11.351
News Corp. Ltd., preferred shares (ADR)                   1,995,800    44.656     1.04
CANAL+ (France)                                             350,623    85.153      .48
Wolters Kluwer NV (Netherlands)                             162,516    31.199      .18
Pearson PLC (United Kingdom)                              1,700,000    31.190      .18
CBS Corp. (USA)                                           1,045,000    25.341      .14
Elsevier NV (Netherlands)                                 1,700,000    25.264      .14
Dow Jones & Co., Inc. (USA)                                 500,000    23.250      .13
AUDIOFINA (Luxembourg)                                      415,300    17.485      .10
Grupo Televisa, SA, ordinary participation
 certificates (ADR) (Mexico) (1)                            825,000    15.933      .09


Electrical & Electronics - 6.00%
Nokia Corp., Class A (Finland)                            1,440,000   114.441
Nokia Corp., Class A (ADR)                                2,440,000   191.388
Nokia Corp., Class K                                        623,800    49.514     2.01
Telefonaktiebolaget LM Ericsson, Class B (Sweden)         9,672,000   182.553
Telefonaktiebolaget LM Ericsson, Class B (ADR)            2,200,000    40.425     1.26
Siemens AG (Germany)                                      3,280,000   181.284     1.02
Northern Telecom Ltd. (Canada)                            3,553,420   113.709      .64
Matsushita Communication Industrial Co., Ltd. (Jap        1,550,000    55.629      .31
General Electric Co. (USA)                                  480,000    38.190      .22
Schneider SA (France)                                       600,000    31.263      .18
General Instrument Corp. (USA) (1)                        1,055,200    22.819      .13
York International Corp. (USA)                              680,000    22.695      .13
Alcatel, SA (formerly Alcatel Alsthom) (France)             200,000    17.773      .10


Electronic Components - 4.15%
Micron Technology, Inc. (USA) (1)                         7,500,000   228.281     1.29
Intel Corp. (USA)                                         1,800,000   154.350      .87
Advanced Micro Devices, Inc. (USA) (1)                    7,050,000   130.866      .74
Murata Manufacturing Co., Ltd. (Japan)                    1,746,000    58.955      .33
Altera Corp. (USA) (1)                                    1,250,000    43.906      .25
Seagate Technology (USA) (1)                              1,400,000    35.088      .20
Analog Devices, Inc. (USA) (1)                            1,710,000    27.467      .15
Hirose Electric Co., Ltd. (Japan)                           400,000    20.538      .12
Rohm Co., Ltd. (Japan)                                      200,000    19.043      .11
Texas Instruments Inc. (USA)                                300,000    15.825      .09


Banking - 3.98%
Bank of Nova Scotia (Canada)                              7,359,000   120.600      .68
Westpac Banking Corp. (Australia)                        17,794,543    97.954
Westpac Banking Corp., warrants, expire 2000 (1)          3,000,000    14.956      .64
Royal Bank of Canada (Canada)                             2,717,000   110.247      .62
BankAmerica Corp. (USA)                                   1,200,000    72.150      .41
Citicorp (USA)                                              610,000    56.692      .32
Banque Nationale de Paris (France)                          867,048    46.416      .26
Australia and New Zealand Banking Group Ltd.
 (Australia)                                              6,212,511    33.208      .19
Paribas, Class A (formerly Cie. Financiere de
 Paribas) (France)                                          500,000    26.945      .15
Istituto Mobiliare Italiano SpA (Italy)                   1,980,000    26.640      .15
ABN AMRO Holding NV (Netherlands)                         1,357,860    23.134      .13
Banco de Santander, SA (Spain)                              416,000     6.435
Banco de Santander, SA (ADR)                              1,101,600    16.662      .13
First Union Corp. (USA)                                     426,000    21.806      .12
Sakura Bank, Ltd. (Japan)                                12,700,000    18.604      .11
Fuji Bank, Ltd. (Japan)                                   5,910,000    11.904      .07


Beverages & Tobacco - 3.78%
Philip Morris Companies Inc. (USA)                        9,355,000   430.915     2.43
Seagram Co. Ltd. (Canada)                                 2,800,000    80.325      .45
Asahi Breweries, Ltd. (Japan)                             2,777,000    32.951
Asahi Breweries, Ltd.,  1.00% convertible
 debentures 2003                                      Y924,000,000     10.016
Asahi Breweries, Ltd.,  0.95% convertible
 debentures 2002                                      Y410,000,000      4.264
Asahi Breweries, Ltd.,  0.90% convertible
 debentures 2001                                      Y520,000,000      5.332      .30
Gallaher Group PLC (United Kingdom)                       2,905,100    21.211
Gallaher Group PLC (ADR)                                    300,000     8.813      .17
PepsiCo, Inc. (USA)                                       1,000,000    29.438      .17
Southcorp Ltd. (Australia)                                9,000,000    25.059      .14
Cia. Cervejaria Brahma, preferred nominative (Braz       50,172,000    19.681
Cia. Cervejaria Brahma, preferred nominative (ADR)          100,000     0.781      .11
LVMH Moet Hennessy Louis Vuitton (France)                     9,700     1.324      .01


Energy Sources - 3.38%
TOTAL, Class B (France)                                     131,077    16.513
TOTAL, Class B (ADR)                                      3,109,814   195.335     1.20
Royal Dutch Petroleum Co. (New York Registered
 Shares) (Netherlands)                                    1,952,000    92.964
'Shell' Transport and Trading Co., PLC (United
 Kingdom)                                                 3,000,000    18.147      .63
Elf Aquitaine (France)                                      400,000    49.322
Elf Aquitaine (ADR)                                         250,000    15.547      .37
Mobil Corp. (USA)                                           700,000    53.156      .30
Phillips Petroleum Co. (USA)                                700,000    31.588      .18
YPF SA, Class D (ADR) (Argentina)                         1,200,000    31.200      .17
Talisman Energy Inc. (Canada) (1)                         1,400,000    30.010      .17
Unocal Corp. (USA)                                          800,000    29.000      .16
ENI SpA (Italy)                                           4,000,000    24.549      .14
RAO Gazprom (ADR) (Russia)                                1,341,000     8.683      .05
Broken Hill Proprietary Co. Ltd. (Australia)                371,938     2.663      .01


Data Processing & Reproduction - 2.93%
Oracle Corp. (USA) (1)                                    2,911,100    84.786      .48
Ascend Communications, Inc. (USA) (1)                     1,850,000    84.175      .48
Microsoft Corp. (USA) (1)                                   760,000    83.648      .47
Fujitsu Ltd. (Japan)                                      9,223,000    79.712      .45
Cisco Systems, Inc. (USA) (1)                               750,000    46.359      .26
International Business Machines Corp. (USA)                 300,000    38.400      .22
Compaq Computer Corp. (USA)                               1,200,000    37.950      .21
Gateway 2000, Inc. (USA) (1)                                500,000    26.063      .15
Silicon Graphics, Inc. (USA) (1)                          2,100,000    19.688      .11
Computer Associates International, Inc. (USA)               500,000    18.500      .10



Business & Public Services - 2.79%
Cendant Corp. (USA) (1)                                  11,400,000   132.525      .75
Reuters Group PLC (United Kingdom)                       10,985,400    92.147
Reuters Group PLC (ADR)                                     300,000    14.925      .61
Suez Lyonnaise des Eaux (France)                            447,000    76.095      .43
TNT Post Groep NV (Netherlands)                           1,629,500    41.514      .23
Vivendi SA (formerly Cie. Generale des Eaux) (Fran          203,808    40.587
Vivendi SA, warrants, expire 2001 (1)                       203,808     0.313      .23
Interpublic Group of Companies, Inc. (USA)                  500,000    26.969      .15
Electronic Data Systems Corp. (USA)                         800,000    26.550      .15
Rentokil Initial PLC (United Kingdom)                     4,200,000    25.701      .15
United Utilities PLC (United Kingdom)                       567,286     9.161      .05
Brambles Industries Ltd. (Australia)                        350,000     7.558      .04


Insurance - 2.57%
ING Groep NV (Netherlands)                                2,486,908   112.063      .63
Fairfax Financial Holdings Ltd. (Canada)                    289,700    83.748
Fairfax Financial Holdings Ltd. (USA) (2)                    93,000    26.885      .63
American International Group, Inc. (USA)                  1,153,437    88.815      .50
Assicurazioni Generali SpA (Italy)                        1,508,000    49.267      .28
Allianz AG (Germany)                                        153,000    47.457      .27
Yasuda Fire and Marine Insurance Co., Ltd. (Japan)        7,299,000    26.730      .15
Guardian Royal Exchange PLC (United Kingdom)              4,142,857    17.973      .10
QBE Insurance Group Ltd. (Australia)                        624,097     2.275      .01


Multi-Industry - 2.49%
Siebe PLC (United Kingdom)                               27,880,000    89.946      .51
Hutchison Whampoa Ltd. (Hong Kong)                       13,216,000    69.589      .39
Williams PLC (United Kingdom)                            11,076,923    64.796      .37
Lend Lease Corp. Ltd. (Australia)                         2,444,277    52.163      .30
FMC Corp. (USA) (1)                                         559,800    28.865      .16
TI Group PLC (United Kingdom)                             4,472,900    27.038      .15
Canadian Pacific Ltd. (Canada)                            1,200,000    24.825      .14
LTV Corp. (USA)                                           3,975,000    24.347      .14
Lagardere Groupe SCA (France)                               850,000    24.253      .14
Investor AB, Class B (Sweden)                               520,000    20.160      .11
AlliedSignal Inc. (USA)                                     400,000    14.150      .08


Chemicals - 2.44%
Praxair, Inc. (USA)                                       3,207,850   104.857      .59
BOC Group PLC (United Kingdom)                            7,751,600    96.084      .55
Valspar Corp. (USA)                                       1,555,000    46.553      .26
Sherwin-Williams Co. (USA)                                1,962,000    42.428      .24
Methanex Corp. (Canada) (1)                               7,250,000    41.585      .24
Bayer AG (Germany)                                          950,000    35.895      .20
Georgia Gulf Corp. (USA) (3)                              1,975,000    30.859      .17
L'Air Liquide (France)                                      125,235    19.845      .11
AGA AB, Class A (Sweden)                                    800,000    10.406
AGA AB, Class B                                             300,000     3.711      .08


Automobiles - 2.41%
Renault V.I. SA (France)                                  3,000,000   119.914      .68
Bayerische Motoren Werke AG (Germany)                        80,350    51.410
Bayerische Motoren Werke AG, preferred shares                26,412     9.866      .35
Suzuki Motor Corp. (Japan)                                5,538,000    55.733      .31
Chrysler Corp. (USA)                                      1,000,000    47.875      .27
Honda Motor Co., Ltd. (Japan)                             1,000,000    30.396      .17
Nissan Motor Co., Ltd. (Japan)                            9,300,000    25.884      .15
Volvo AB, Class B (Sweden)                                1,000,000    24.486      .14
Ford Motor Co. (USA)                                        500,000    23.469      .13
General Motors Corp. (USA)                                  400,000    21.875      .12
Daimler-Benz AG, 4.125% convertible debentures
 2003 (Germany) (2)                                  DM17,000,000      15.829      .09


Food & Household Products - 1.99%
Nestle SA (Switzerland)                                      60,000   119.713      .68
Groupe Danone (France)                                      393,552   103.444      .58
Reckitt & Colman PLC (United Kingdom)                     5,503,125    81.342      .46
Unilever NV (Netherlands)                                   300,000    18.884      .11
Archer Daniels Midland Co. (USA)                          1,102,500    18.467      .10
Colgate-Palmolive Co. (USA)                                 150,000    10.275      .06


Gold Mines - 1.91%
Newmont Mining Corp. (USA)                                4,000,000    97.000      .55
Placer Dome Inc. (Canada)                                 7,000,000    96.688      .55
Barrick Gold Corp. (Canada)                               3,400,000    68.000      .38
Homestake Mining Co. (USA)                                4,500,000    54.563      .31
Gold Fields of South Africa Ltd. (South Africa)           1,741,500    22.302      .12


Leisure & Tourism - 1.44%
Carnival Corp. (USA)                                      6,600,000   209.963     1.19
Walt Disney Co. (USA)                                     1,800,000    45.563      .25


Appliances & Household Durables - 1.36%
Sony Corp. (Japan)                                        1,845,000   128.243      .72
Koninklijke Philips Electronics NV (Netherlands)          1,723,200    92.832      .52
Samsung Electronics Co., Ltd. (South Korea)                 634,412    17.362
Samsung Electronics Co., Ltd. (GDR)                         193,028     2.707      .12


Forest Products & Paper - 1.31%
Champion International Corp. (USA)                        2,200,000    68.888      .39
Louisiana-Pacific Corp. (USA)                             2,550,000    51.956      .30
UPM-Kymmene Corp. (Finland)                               1,953,000    44.757      .25
International Paper Co. (USA)                               600,000    27.975      .16
Rayonier Inc. (USA)                                         600,000    23.400      .13
Jefferson Smurfit Corp. (USA) (1)                         1,255,700    14.441      .08


Merchandising - 1.14%
Wal-Mart Stores, Inc. (USA)                               1,850,000   101.056      .57
Home Depot, Inc. (USA)                                    1,270,000    50.165      .28
Marks & Spencer PLC (United Kingdom)                      4,200,000    32.035      .18
Cifra, SA de CV, Class C (Mexico)                         3,624,400     4.438
Cifra, SA de CV, Class V (1)                             10,995,004    13.959      .11


Utilities:  Electric & Gas - 1.00%
Williams Companies, Inc. (USA)                            3,198,025    91.943      .52
National Power PLC (United Kingdom)                       9,300,000    84.642      .48


Recreation & Other Consumer Products - 0.96%
Nintendo Co., Ltd. (Japan)                                  650,000    61.129      .35
Hasbro, Inc. (USA)                                        1,800,000    53.100      .30
Eastman Kodak Co. (USA)                                     400,000    30.925      .17
EMI Group PLC (United Kingdom)                            3,975,569    24.487      .14


Aerospace & Military Technology - 0.71%
Bombardier Inc., Class B (Canada)                         5,820,000    64.094      .36
Boeing Co. (USA)                                          1,800,000    61.763      .35


Textiles & Apparel - 0.61%
NIKE, Inc., Class B (USA)                                 2,928,000   107.787      .61


Metals: Nonferrous - 0.54%
Aluminum Co. of America (formerly Alumax Inc.) (US          631,313    44.823      .25
WMC Ltd. (Australia)                                     12,389,336    37.288      .21
Pechiney, Class A (France)                                  383,309    13.256      .08


Machinery & Engineering - 0.51%
Caterpillar Inc. (USA)                                    1,350,000    60.159      .34
Deere & Co. (USA)                                           500,000    15.125      .08
Kvaerner AS, Class A (Norway)                               659,240     8.380      .05
UNOVA Inc. (USA) (1)                                        440,000     7.233      .04


Metals: Steel - 0.48%
Allegheny Teledyne Inc. (USA)                             2,040,000    36.338      .20
Usinor Sacilor (France)                                   2,800,000    31.128      .18
Cia. Vale do Rio Doce, ordinary nominative (Brazil           38,400     0.411
Cia. Vale do Rio Doce, preferred nominative (4)              38,400     0.000
Cia. Vale do Rio Doce, preferred nominative (ADR)         1,184,000    16.872      .10


Energy Equipment - 0.47%
Schlumberger Ltd. (Netherlands Antilles)                    598,300    30.102      .17
Baker Hughes Inc. (USA)                                   1,388,300    29.068      .16
Halliburton Co. (USA)                                       874,900    24.989      .14


Transportation: Shipping - 0.35%
Bergesen d.y. AS, Class A (Norway)                        1,500,000    21.300
Bergesen d.y. AS, Class B                                   795,000    10.536      .18
Nippon Yusen KK (Japan)                                  10,525,000    30.913      .17


Transportation: Rail & Road - 0.33%
Union Pacific Corp. (USA)                                 1,375,000    58.609      .33


Miscellaneous Materials & Commodities - 0.31%
Cie. de Saint-Gobain (France)                               320,000    42.427      .24
De Beers Consolidated Mines Ltd. (South Africa)           1,000,000    13.129      .07


Real Estate - 0.30%
Cheung Kong (Holdings) Ltd. (Hong Kong)                  11,320,000    52.447      .30


Electronic Instruments - 0.25%
ADVANTEST CORP. (Japan)                                   1,027,500    43.650      .25


Industrial Components - 0.15%
Bridgestone Corp. (Japan)                                 1,118,000    22.519      .13
Rockwell International Corp. (USA)                           91,000     3.287      .02


Building Materials & Components - 0.10%
Cemex, SA de CV, Class A (Mexico)                         2,362,225     5.195
Cemex, SA de CV, ordinary participation certificat        5,777,066    12.705      .10


Financial Services - 0.09%
Associates First Capital Corp., Class A (USA)               259,883    16.957      .09


Miscellaneous - 0.79%
Other equity securities in initial period of
 acquisition                                                          139.842      .79
                                                                   ----------------------


TOTAL INVESTMENT SECURITIES
(cost: $11,341.853 million)                                        14,926.669    84.30
                                                                   ----------------------


Short-Term Securities
------------------------------------------

Corporate Short-Term Notes - 11.03%
General Electric Capital Corp.  5.18%-5.54% due            $108.600   108.028      .61
 10/13-12/7/98
Toyota Motor Credit Corp.  5.47%-5.50% due 10/1-            107.297   106.855      .60
 11/20/98
Coca-Cola Co.  5.31%-5.43% due 11/10-12/8/98                107.100   106.242      .60
Ford Motor Credit Co.  5.18%-5.52% due 10/5-11/30/          103.300   102.784      .58
Abbey National North America   5.41%-5.48% due              100.000    99.139      .56
 11/23-12/9/98
Daimler-Benz North America Corp.   5.20%-5.52% due           99.100    98.745      .56
 10/8-12/21/98
Deutsche Bank Financial Inc.  5.48%-5.52%  due 10/           95.300    95.007      .54
 10/23/98
Canada Bills  5.32%-5.47% due 10/19-12/3/98                  91.200    90.634      .51
Halifax PLC  5.48%-5.49% due 10/7-10/19/98                   89.640    89.484      .51
British Gas Capital Inc.  5.10%-5.51% due 10/15/98           88.000    86.986      .49
 3/11/99
Commerzbank U.S. Finance Inc.  5.50%-5.52% due               86.750    86.451      .49
 10/16-10/26/98
Svenska Handelsbanken Group  5.49%-5.50% due 10/21           83.300    82.813      .47
 11/20/98
Motorola, Inc.  5.43%-5.49% due 10/22-11/19/98               82.200    81.774      .46
General Motors Acceptance Corp.  5.50% due 10/1-             75.000    74.828      .42
 10/22/98
E.I. du Pont de Nemours and Co.  5.46% due 11/4-             74.468    74.061      .42
 11/6/98
International Lease Finance Corp. 5.45%-5.50% due            64.600    64.281      .36
 10/27-11/13/98
American Express Credit Corp.  5.20%-5.50%  due              59.300    59.025      .33
 10/23-11/6/98
Repsol International Finance B.V. 4.97%-5.48% due            58.000    57.349      .32
 10/2/98-3/30/99
Rank Xerox Capital (Europe) PLC 5.43%-5.49% due              53.597    53.439      .30
 10/14-11/12/98
Dresdner U.S. Finance Inc.  5.50% due 10/7/98                50.000    49.946      .28
Shell Oil Co.  5.49% due 10/16/98                            50.000    49.878      .28
Commonwealth Bank of Australia  5.42% due 12/14/98           50.000    49.459      .28
BP America Inc.  5.42% due 12/4/98                           40.000    39.626      .23
UBS Finance (DE) Inc.  5.48%-5.50% due 10/9-                 37.500    37.427      .21
 10/21/98
Electricite de France  5.49% due 10/13/98                    35.500    35.429      .20
ABN AMRO North America Finance Inc.  5.48%-5.50%             35.400    35.156      .20
 due 10/13-12/1/98
Bank of Montreal  5.47% due 10/6/98                          20.000    19.982      .12
Hershey Foods Corp.  5.48% due 10/20/98                      17.100    17.048      .10


Federal Agency Discount Notes - 2.83%
Freddie Mac 5.00%-5.45% due 10/1/98-2/16/99                 301.740   298.936     1.69
Fannie Mae  4.915%-5.42% due 10/5/98-3/26/99                203.900   202.111     1.14


Certificates of Deposit - 1.89%
Canadian Imperial Bank of Commerce 5.46% due                 90.000    89.999      .51
 11/17-11/23/98
Westdeutsche Landesbank Girozentrale  5.55%-5.56%            85.000    85.000      .48
 due 10/8-10/9/98
Bayerische Vereinsbank AG  5.57%-5.59% due 10/5-             80.000    80.000      .45
 10/6/98
Societe Generale  5.52%-5.57% due 10/27-10/30/98             80.000    80.000      .45


Non-U.S. Currency - 0.04%
New Taiwanese Dollar                                   NT$260.183       7.608      .04


TOTAL SHORT-TERM SECURITIES (cost: $2,796.784 mill                  2,795.530    15.79
Excess of payables over cash and receivables                           15.229      .09
                                                                   ----------------------

TOTAL SHORT-TERM SECURITIES AND NET CASH                            2,780.301    15.70
                                                                   ----------------------

NET ASSETS                                                         $17,706.97   100.00%
                                                                   =====================

(1) Non-income-producing securities.

(2) Purchased in a private placement
 transaction; resale to the public may
 require registration or sale only
 to qualified institutional buyers.

(3) The fund owns 6.38% of the outstanding voting securities of Georgia Gulf Corp., and thus is considered an affiliate as defined in the Investment
 Company Act of 1940.

(4) Valued under procedures established by the Board of Directors.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

The descriptions of the companies shown in the port-folio which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent
 Accountants.

See Notes to Financial Statements


New Perspective Fund


Equity-Type Securities Appearing in the
Portfolio Since March 31, 1998

Baker Hughes
Bombardier
Brambles Industries
Cendant
Compaq Computer
First Union
Gateway 2000
Homestake Mining
Interpublic Group of Companies
Marks & Spencer
Matsushita Communication Industrial
Nippon Telegraph & Telephone
Nissan Motor
QBE Insurance Group
Southcorp
TI Group
Unocal
Yasuda Fire & Marine Insurance



 Equity-Type Securities Eliminated from the
 Portfolio Since March 31, 1998

 Accor
 Alcan Aluminium
 Amgen
 Anadarko Petroleum
 Applied Materials
 Asustek Computer
 B.A.T Industries
 Cadbury Schweppes
 Carlton Communications
 Carrefour
 Chase Manhattan
 Du Pont
 Engelhard
 Enterprise Oil
 Fuji Photo Film
 Gillette
 Hong Kong Telecommunications
 Hongkong Electric Holdings
 Istituto Nazionale delle Assicurazioni
 Johnson & Johnson
 Kawasaki Heavy Industries
 Kyocera
 Phelps Dodge
 PolyGram
 Raytheon
 Security Capital Group
 Swire Pacific
 Taiwan Semiconductor Manufacturing
 Teck
 Telecomunicacoes Brasileiras
 Tokyo Electron
 Toronto-Dominion Bank
 Toyota Motor


New Perspective Fund
Financial Statements
-----------------------------------------   ---------------- ----------------
Statement of Assets and Liabilities                            (dollars in
at September 30, 1998                                            millions)
-----------------------------------------   ---------------- ----------------
Assets:
Investment securities at market
 (cost: $11,341.853)                                           $14,926.669
Short-term securities
 (cost: $2,796.784)                                              2,795.530
Cash                                                                  .230
Receivables for-
 Sales of investments                                $61.596
 Sales of fund's shares                               17.617
 Forward currency contracts                            1.937
 Dividends and accrued interest                       39.487       120.637
                                            ---------------- ----------------
                                                                17,843.066
Liabilities:
Payables for-
 Purchases of investments                            107.639
 Repurchases of fund's shares                         17.956
 Management services                                   6.010
 Accrued expenses                                      4.491       136.096
                                            ---------------- ----------------
Net Assets at September 30, 1998-
 Equivalent to $20.50 per share on
 863,908,688 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--1,000,000,000 shares)                          $17,706.970
                                                             ================

Statement of Operations
for the year ended September 30, 1998
                                                               (dollars in
                                                                 millions)
-----------------------------------------   ---------------- ----------------
Investment Income:
Income:
 Dividends                                         $ 235.336
 Interest                                            127.111     $ 362.447
                                            ----------------
Expenses:
 Management services fee                              72.691
 Distribution expenses                                40.459
 Transfer agent fee                                   14.537
 Reports to shareholders                                .512
 Registration statement and prospectus                 1.223
 Postage, stationery and supplies                      2.980
 Directors' and Advisory Board fees                     .294
 Auditing and legal fees                                .097
 Custodian fee                                         3.732
 Taxes other than federal income tax                    .222
 Other expenses                                         .266       137.013
                                            ---------------- ----------------
 Net investment income                                             225.434
                                                             ----------------
Realized Gain and Change in Unrealized
 Appreciation on Investments:
Net realized gain                                                 1,406.817
Net change in unrealized appreciation on
 investments                                      (1,488.575)
Net increase in unrealized appreciation
 on forward currency contracts                          1.937   (1,486.638)
                                            ---------------- ----------------
 Net realized gain and change in unrealized
  appreciation on investments                                      (79.821)
                                                             ----------------
Net Increase in Net Assets Resulting
 from Operations                                                 $ 145.613
                                                             ================



-----------------------------------------   ---------------- ----------------
Statement of Changes in Net Assets       (dollars in millions)
                                         Year ended September 30


                                                         1998          1997
-----------------------------------------   ---------------- ----------------
Operations:
Net investment income                           $    225.434   $   221.926
Net realized gain on investments                   1,406.817       922.766
Net change in unrealized appreciation
 on investments                                   (1,486.638)    2,567.733
                                            ---------------- ----------------
 Net increase in net assets
 resulting from operations                           145.613     3,712.425
                                            ---------------- ----------------

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                (250.381)     (224.557)
Distributions from net realized gain on
 investments                                        (944.065)     (462.037)
                                            ---------------- ----------------
 Total dividends and distributions                (1,194.446)     (686.594)
                                            ---------------- ----------------

Capital Share Transactions:
Proceeds from shares sold: 141,823,983
 and 160,556,117 shares, respectively              3,063.856     3,126.904
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 58,921,097 and 36,204,990 shares,
 respectively                                      1,133.982       650.157
Cost of shares repurchased: 112,476,829
 and 78,902,097 shares, respectively              (2,398.119)   (1,534.468)
                                            ---------------- ----------------

 Net increase in net assets resulting from
  capital share transactions                       1,799.719     2,242.593
                                            ---------------- ----------------

Total Increase in Net Assets                         750.886     5,268.424

Net Assets:
Beginning of year                                 16,956.084    11,687.660
                                            ---------------- ----------------
End of year (including undistributed
 net investment income: $85.257
 and $115.664, respectively)                     $17,706.970   $16,956.084
                                            ================ ================




See Notes to Financial Statements

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - New Perspective Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments all over the world, including the United States.

SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets or liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments.

2. FEDERAL INCOME TAXATION

It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

As of September 30, 1998, net unrealized appreciation on investments, excluding forward currency contracts, for federal income tax purposes aggregated $3,584,550,000, of which $4,918,386,000 related to appreciated securities and $1,333,836,000 related to depreciated securities. During the year ended September 30, 1998, the fund realized, on a tax basis, a net capital gain of $1,412,023,000 on securities transactions.

Net losses related to non-U.S. currency and other transactions of $5,206,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities, excluding forward currency contracts, for federal income tax purposes was $14,137,649,000 at September 30, 1998.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $72,691,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.60% of the first $500 million of average net assets; 0.50% of such assets in excess of $500 million but not exceeding $1 billion; 0.46% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.43% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.41% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.40% of such assets in excess of $4 billion but not exceeding $6.5 billion; 0.395% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; 0.39% of such assets in excess of $10.5 billion but not exceeding $17 billion; and 0.385% of such assets in excess of $17 billion.

DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1998, distribution expenses under the Plan were $40,459,000. As of September 30, 1998, accrued and unpaid distribution expenses were $3,058,000.

TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $14,537,000. American Funds Distributors, Inc.
(AFD), the principal underwriter of the fund's shares, received $11,088,228 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

DIRECTORS' FEES - Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1998, aggregate amounts deferred and earnings thereon were $590,000.

CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $4,607,426,000 and $4,621,129,000, respectively, during the year ended September 30, 1998.

As of September 30, 1998, accumulated undistributed net realized gain on investments was $1,316,503,000 and additional paid-in capital was $11,854,745,000. The fund reclassified $5,460,000 to undistributed net investment income from undistributed net realized gains for the year ended September 30, 1998.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $3,732,000 includes $95,000 that was paid by these credits rather than in cash.

Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended September 30, 1998, such non-U.S. taxes were $20,774,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes, on a book basis, were $10,527,000 for the year ended September 30, 1998.

At September 30, 1998, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:

Non-U.S. Currency            Contract Amounts                    U.S. Valuation at 9/30/98
                             Non-U.S.            U.S.               Amount           Unrealized Appreciation

Japanese Yen expiring        Y6,890,225,000      $54,758,000        $52,821,000      $1,937,000
9/21/99


                                         Year ended   September           30

                                                1998        1997        1996        1995        1994
                                        ----------- ----------- ----------- ----------- -----------

Net Asset Value, Beginning of Year           $21.86      $17.77      $16.98      $15.40      $14.21
                                        ----------- ----------- ----------- ----------- -----------
 Income from Investment Operations:
  Net investment income                         .27         .29         .32         .31         .22
  Net realized gain and change in
   unrealized appreciation on investment       (.11)       4.81        1.40        2.35        1.54
                                        ----------- ----------- ----------- ----------- -----------
   Total income from
 investment operations                          .16        5.10        1.72        2.66        1.76
                                        ----------- ----------- ----------- ----------- -----------
 Less Distributions:
  Dividends from net
 investment income                             (.31)      (.323)      (.321)      (.237)      (.173)
  Dividends from net realized
 non-U.S. currency gains(1)                       -       (.007)      (.009)      (.003)      (.027)
  Distributions from net
 realized gains                               (1.21)      (.680)      (.600)      (.840)      (.370)
                                        ----------- ----------- ----------- ----------- -----------
   Total distributions                        (1.52)      (1.01)       (.93)      (1.08)       (.57)
                                        ----------- ----------- ----------- ----------- -----------
Net Asset Value, End of Year                 $20.50      $21.86      $17.77      $16.98      $15.40
                                        ============================================================

Total Return(2)                                1.23%     29.97%      10.64%       18.63%      12.61%

Ratios/Supplemental Data:
  Net assets, end of
 year (in millions)                         $17,707     $16,956     $11,688      $8,817      $6,279
  Ratio of expenses to average
 net assets                                     .77%        .79%        .82%        .83%       .84%
  Ratio of net income to
 average net assets                            1.27%       1.56%       2.00%       2.12%      1.48%
   Portfolio turnover rate                    29.71%      25.68%      18.12%       22.40%      25.33%

(1) Realized non-U.S. currency gains
 are treated as ordinary income for
 federal income tax purposes.
(2) Excludes maximum sales charge of 5.75%.


Report of Independent Accountants

To the Board of Directors and Shareholders of New Perspective Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of New Perspective Fund, Inc. (the "Fund") at September 30, 1998, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
Los Angeles, California
October 30, 1998

Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                                                 Dividends and Distributions per Share

To Shareholders          Payment Date            From Net        From Net Realized       From Net Realized
of Record                                        Investment      Short-term Gains        Long-term Gains
                                                 Income

December 12, 1997        December 15, 1997       $.19            $.155                   $1.055*

June 5, 1998              June 8, 1998            .12            -                       -



*Includes $0.4104 long-term capital gains taxed at a maximum rate of 28%.

The fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders. The amount of non-U.S. taxes for the fiscal year ended September 30, 1998 is $0.025 on a per-share basis. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their option. Generally, it is more advantageous to claim a credit rather than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 28% of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1999 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1998 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


NEW PERSPECTIVE FUND

BOARD OF DIRECTORS

ELISABETH ALLISON, Cambridge, Massachusetts
Administrative Director, ANZI, Ltd.;
publishing consultant, Harvard Medical School

MICHAEL R. BONSIGNORE, Minneapolis, Minnesota
Chairman of the Board and Chief Executive Officer,
Honeywell Inc.

GINA H. DESPRES, Washington, D.C.
President of the fund
Senior Vice President,
Capital Research and Management Company

ROBERT A. FOX, Livingston, California
President and Chief Executive Officer,
Foster Farms Inc.

ALAN GREENWAY, La Jolla, California
Private investor; President,
Greenway Associates, Inc.
(management consulting services)

KOICHI ITOH, Tokyo, Japan
Group Vice President-Asia/Pacific, Autosplice, Inc.;
former President and Chief Executive Officer,
IMPAC (management consulting services);
former managing partner, VENCA Management
(venture capital)

WILLIAM H. KLING, St. Paul, Minnesota
President, Minnesota Public Radio;
President, Greenspring Co.;
former President, American Public Radio
(now Public Radio International)

JON B. LOVELACE, Los Angeles, California
Vice Chairman of the Board of the fund
Vice Chairman of the Board,
Capital Research and Management Company

JOHN G. MCDONALD, Stanford, California
The IBJ Professor of Finance,
Graduate School of Business,
Stanford University

WILLIAM I. MILLER, Columbus, Indiana
Chairman of the Board,
Irwin Financial Corporation

KIRK P. PENDLETON, Southampton, Pennsylvania
Chairman of the Board and
Chief Executive Officer, Cairnwood, Inc.
(venture capital investment)

DONALD E. PETERSEN, Birmingham, Michigan
Retired; former Chairman of the Board and Chief Executive Officer, Ford Motor Company

JAMES W. RATZLAFF, San Francisco, California
Senior Partner, The Capital Group Partners L.P.

WALTER P. STERN, New York, New York
Chairman of the Board of the fund
Chairman of the Board,
Capital Group International, Inc.

OTHER OFFICERS

WILLIAM R. GRIMSLEY, San Francisco, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

GREGG E. IRELAND, Washington, D.C.
Senior Vice President of the fund
Senior Vice President,
Capital Research and Management Company

THIERRY VANDEVENTER, Geneva, Switzerland
Senior Vice President of the fund
Director, Capital Research and Management Company

JONATHAN O. KNOWLES, Ph.D., London, England
Vice President of the fund
Vice President, Capital Research Company

DARCY B. KOPCHO, Los Angeles, California
Vice President of the fund
Executive Vice President and Director,
Capital Research Company

CATHERINE M. WARD, Los Angeles, California
Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

VINCENT P. CORTI, Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group,
Capital Research and Management Company

R. MARCIA GOULD, Brea, California
Treasurer of the fund
Vice President - Fund Business
Management Group,
Capital Research and Management Company

DAYNA YAMABE, Brea, California
Assistant Treasurer of the fund
Assistant Vice President -
Fund Business Management Group,
Capital Research and Management Company

MEMBERS OF THE ADVISORY BOARD

DAVID I. FISHER, Los Angeles, California*
Chairman of the Board, The Capital Group
Companies, Inc.; Chairman of the Board,
Capital Guardian Trust Company

YOICHI FUNABASHI, Ph.D., Tokyo, Japan
Chief Diplomatic Correspondent and columnist for the Asahi Shimbun

JEAN GANDOIS, Paris, France
Chairman of the Board of Cockerill-Sambre;
former President, Conseil National du Patronat
Francais; former Chairman of the Board and Chief Executive Officer, Pechiney; former
Chairman of the Board, Pechiney International

CLAUDIO X. GONZALEZ LAPORTE,
Mexico, DF, Mexico
Chairman of the Board and Chief Executive Officer,
Kimberly-Clark de Mexico, SA de CV

SIR PETER HOLMES, London, England
Director and former Chairman of the Board and Managing Director, The Royal Dutch/Shell Group of Companies

JAE H. HYUN, New York, New York
Chairman of the Board, Tong Yang Group

BARON GUALTHERUS KRAIJENHOFF,
Nijmegen, Netherlands
Chairman of the Supervisory Council, Akzo NV

PIERRE LESCURE, Paris, France
Chairman of the Board and Chief
Executive Officer, Canal+

SHIJURO OGATA, Tokyo, Japan*
Non-executive Director, Fuji Xerox Co. Ltd.
and Horiba Ltd.

ALESSANDRO OVI, Rome, Italy*
Chief Executive Officer, Tecnitel

ALLEN E. PUCKETT, Pacific Palisades, California
Chairman Emeritus, Hughes Aircraft Company

ROZANNE L. RIDGWAY, Washington, D.C.
Chair, Baltic American Enterprises Fund;
former co-chair, Atlantic Council of the United States

ORVILLE H. SCHELL, Berkeley, California
Dean, Graduate School of Journalism,
University of California at Berkeley

BRUCE B. TEELE, Melbourne, Australia
Chairman of the Board, Australian Foundation
Investment Co., Ltd.; former Chairman of the Board and Chief Executive Officer, J.B. Were & Son

*Effective October 1, 1998

DAVID I. FISHER resigned as a Director of the fund effective September 30, 1998. The Directors thank him for his many contributions to the fund and look forward to his continued participation as an Advisory Board Member.

Mr. Fisher was appointed to the Advisory Board effective October 1, 1998, as were Shijuro Ogata and Alessandro Ovi.

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
400 South Hope Street
Los Angeles, California 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

For information about your account or any of the fund's services, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180 or visit www.americanfunds.com on the World Wide Web.

This report is for the information of shareholders of New Perspective Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1998, this report must be accompanied by an American Funds Group Quarterly Statistical Update for the most recently completed calendar quarter.

PREPARING FOR THE YEAR 2000.

The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - are updating their computer systems to process date-related information properly following the turn of the century. Both are on track to complete modifications of significant internal systems by the end of 1998. Testing with business partners, vendors and other service providers is already under way. We will continue to keep you up to date in our regular publications. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

Printed on recycled paper
Litho in USA   AGD/AL/3924
Lit. No. NPF-011-1198
[The American Funds Group(r)]